SELIGMAN                [PHOTOS]
--------------------
    NEW TECHNOLOGIES
       FUND II, INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                                SEEKING LONG-TERM

                             CAPITAL APPRECIATION BY

                             INVESTING IN COMPANIES

                             THAT HAVE THE POTENTIAL

                              TO PRODUCE TOMORROW'S

                                  TECHNOLOGIES

                                 [SELIGMAN LOGO]

                              J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Stockholders ......................................................     1
Interview With Your Portfolio Managers ...................................     2
Performance Overview .....................................................     4
Portfolio Overview .......................................................     5
Portfolio of Investments .................................................     7
Statement of Assets and Liabilities ......................................    11
Statement of Operations ..................................................    12
Statements of Changes in Net Assets ......................................    13
Statement of Cash Flows ..................................................    14
Notes to Financial Statements ............................................    15
Financial Highlights .....................................................    19
Report of Independent Auditors ...........................................    20
Board of Directors .......................................................    21
Executive Officers and
  For More Information ...................................................    22
Glossary of Financial Terms ..............................................    23

TO THE STOCKHOLDERS

We are pleased to present the first annual shareholder report for Seligman New Technologies Fund II. This first annual reporting period was a difficult one for the technology market and for the Fund. At the start of the Fund's operations, the technology market was in the middle of a sharp correction. The Fund's portfolio management team proceeded cautiously in this environment, allowing it to significantly outperform its benchmark during this time. During this reporting period, the Fund delivered a total return of -27.55%, while the Goldman Sachs Technology Index returned -41.16% for the six months ended
December 31, 2000. While this was certainly a very difficult year for technology, investors should remember that this is a highly volatile sector which is likely to have extreme highs and lows over short time periods. Over the long term, however, we believe that the sector has the potential to deliver strong total returns for patient investors.

The first signs of weakness appeared during the first quarter of 2000. Investors had become concerned that the economy was not slowing as the Federal Reserve Board had intended, making more aggressive rate hikes necessary. In addition, increasing energy prices were adding to fears that corporate profits would be diminished. Investor nervousness affected the highest-growth areas of the market, particularly technology, most.

During this time, the Fund followed a disciplined and somewhat cautious investment approach. The Fund committed capital only when the portfolio management team felt that it was best to do so, and even by year-end the Fund's cash holdings remained relatively high at 8.6%. Over the six-month period, the team was able to find attractive opportunities, among both the public and the private sectors. At year-end 2000, 68.8% of the portfolio was invested in public stocks and 22.6% was invested in venture capital.

As we begin 2001, we are optimistic that much of what caused the declines in US and global stock markets in 2000 is being addressed. On January 3, 2001, the Fed surprised markets by lowering the federal funds rate by 50 basis points. Then again, on January 31, 2001, in a widely anticipated move, the Fed lowered rates an additional 50 basis points, placing the federal funds rate back where it had been at year-end 1999.

In addition to a reversal of the Fed's tightening policy, a tax-rate cut now seems likely under the new administration. Such a move should further spur economic growth and provide a positive environment for equities. Both interest-rate reductions and tax-rate reductions are happening not only in the US, but around the world, which bodes well for global economic growth and positive stock market performance.

While our outlook for 2001 is guardedly optimistic, investors should remember the lessons of 2000. First, diversification, even within a specific investment sector, remains important. Second, last year's markets reinforced the value of professional management and investment advice. The phenomenon of day trading, often used with technology stocks, lost much of its appeal as investors realized that simply buying stocks that had gone up in the past was not a sound long-term strategy. Professional management offers diversification, experience, and a long-term perspective. Financial advisors can provide valuable guidance in building portfolios investors can feel comfortable with during difficult times, helping them to ride the market's ups and downs for their long-term advantage.

Thank you for your support of Seligman New Technologies Fund II. A discussion with your Portfolio Manager, as well as the Fund's investments results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris

---------------------
William C. Morris
Chairman

                           /s/ Brian T. Zino

                           -----------------
                           Brian T. Zino
                           President

February 9, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
STORM BOSWICK AND PAUL H. WICK

Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND II PERFORM FROM ITS INCEPTION ON JUNE 22, 2000, THROUGH ITS FISCAL YEAR-END ON DECEMBER 31, 2000?

A: Seligman New Technologies Fund II posted a total return of -27.55%, based on net asset value, from its inception on June 22, 2000, through December 31, 2000. For the period June 30, 2000, through December 31, 2000, the Goldman Sachs Technology Index, an index designed to measure the performance of the technology sector, returned -41.16%. From June 22, 2000, through December 31, 2000, the Standard & Poor's 500 Composite Stock Index (S&P 500), a broad-based index designed to represent the US stock market, returned -7.20%. (All returns assume reinvestment of dividends and capital gains, if any.)

Q: THE FIRST SIX MONTHS OF THE FUND'S OPERATIONS WERE A DIFFICULT PERIOD FOR TECHNOLOGY. WHAT FACTORS CONTRIBUTED TO THIS?

A: The Fund began operations in the middle of one of the most volatile periods ever for the technology sector. On March 10, 2000, the Nasdaq Composite Index (a technology-heavy index) peaked at 5049. By the Fund's inception date, on June 22, the Index had fallen 22% from that peak. However, it still had further to fall, and by year-end the Index was down 51% from its high.

     This correction was the result of a combination of factors. Investors had become enamored with the high rates of future growth envisioned for the industry and with the corresponding upward spiral of technology stock prices. Many of these investors, often referred to as "day traders," were inexperienced and had purchased issues based on momentum alone. This environment was further fueled in part by the high level of liquidity that was available, as more individuals and institutions emphasized technology investments.

     The macroeconomic picture was also a significant contributor to the 2000 correction. The Federal Reserve Board had raised interest rates six times since June 1999, draining liquidity from the economy and putting particular pressure on young, high-tech companies. During the course of the year, energy costs also rose significantly, which further strained the resources of these companies. Abroad, a strong US dollar made US technology more expensive and thus demand declined.

     As it became clear that the economy was slowing -- and it slowed significantly from about 5% growth at the beginning of the year to less than 2% by year-end -- investors were unwilling to pay the high valuations that had been reached at the top of the market. In March 2000, when the Nasdaq peaked, the price-to-earnings ratio for the Nasdaq was 79. By year-end, this number had fallen to 46.

Q:   WHAT WAS YOUR STRATEGY DURING THIS DIFFICULT TIME?

A: While the Fund could not escape the carnage in the technology sector, it performed significantly better than its benchmark. This was primarily because we


EAST COAST TECHNOLOGY GROUP: SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), CHRISTOPHER J. BOOVA, STORM BOSWICK (CO-PORTFOLIO MANAGER), THOMAS P. HIRSCHFELD, JAMES NGUYEN, RICHARD M. PAROWER, SANGEETH PERURI, LAWRENCE ROSSO, JAMES HENRY SWIGGETT, SUSHIL WAGLE, STEVEN WERBER.

WEST COAST TECHNOLOGY GROUP: GREGORY COTE, MARIANNE HURLOW (ADMINISTRATIVE ASSISTANT), PATRICK RENDA, VISHAL SALUJA, REEMA SHAH, PAUL WICK (CO-PORTFOLIO MANAGER).


A TEAM APPROACH

Seligman New Technologies Fund is managed by the Seligman Technology Group, headed by Paul H. Wick. Mr. Wick and Storm Boswick, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
STORM BOSWICK AND PAUL H. WICK

     were not convinced that the correction had run its course by the time the Fund began operations in June. We therefore were cautious in our commitments and were not fully invested until after the end of the year. This large cash position helped the portfolio outperform its benchmark. In addition, we believe that the companies we purchased during the period were bought at very attractive valuations, which should allow the portfolio to perform well over the long term.

Q:   HOW DID THE FUND'S VENTURE CAPITAL INVESTMENTS PERFORM DURING THIS TIME?

A: The second half of 2000 was a very difficult period for venture capital. Liquidity was tight and investors were increasingly risk averse. However, we did select some private companies that we believe will perform well over the long term. At period-end, 22.6% of the portfolio was invested in venture capital.

Q:   WHAT SECTORS DID THE FUND FAVOR DURING THIS TIME?

A: During this six-month period, the Fund invested heavily in semiconductor companies, which we thought represented a very attractive buying opportunity since many of these stocks suffered greatly during the 2000 correction. Investors had become concerned that these companies had too much inventory in light of the slowing economy. However, we feel that this issue is being resolved and that this subsector will see strong performance in the months ahead.

     We also focused on software stocks, which we believe currently have very compelling fundamentals. We are optimistic regarding the outlook for the sector as a whole, particularly the software stocks we have chosen for the portfolio, which were purchased at reasonable valuations and have very profitable franchises. Within this sector, we have focused on network security, software development and testing, e-commerce systems and services, and telecom billing and services.

Q:   WHAT SECTORS WILL YOU BE FOCUSING ON IN THE MONTHS AHEAD?

A: We are enthusiastic about Internet infrastructure stocks and believe they will deliver strong performances over the coming fiscal year. Demand for infrastructure for businesses continues to grow dramatically. We are finding and investing in industry-leading infrastructure companies in both the hardware and the software categories.

     We are also optimistic regarding the outlook for optical networking (fiber optic) stocks. Fiber optics are a solution to one of the most significant bottlenecks facing the global economy today. We are convinced that demand for it will continue to grow. Microprocessor speed has increased so much in recent years that existing network connections are unable to accommodate it efficiently. In order to transmit these vast amounts of data over the Internet, companies are seeking ways to increase the capacity of their network connections through fiber optics.

Q:   WHAT IS YOUR OUTLOOK?

A: We have just come through what in many respects was the most difficult year ever for high-technology stocks. While we believe that the worst of the correction is behind us, we do not expect this difficult environment to change overnight. The Fed had already lowered the federal funds rate by a full percentage point during the first month of 2001, and we believe it will continue to lower rates over the course of the year. While this should provide additional liquidity for the market, and the high-tech area should eventually benefit, the first half of 2001 is likely to remain challenging. However, it is often during challenging times that we find the best long-term opportunities. Within the venture capital market, we are seeing much better valuations now than we did a year ago in all the categories that we invest in, which may benefit the Fund's long-term performance.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 2000

                                                     SIX        SINCE INCEPTION
                                                    MONTHS          6/22/00
                                                ------------   ------------------
With Sales Charge**                                (31.87)%          (31.32)%
Without Sales Charge**                             (28.13)           (27.55)

Goldman Sachs Technology Index+                    (41.16)             N/A
Lipper Sector Equity Funds Average+                  0.50              N/A
S&P 500+                                            (8.72)           (7.20)

NET ASSET VALUE                                                      CAPITAL LOSS INFORMATION
                                                                     FOR THE PERIOD ENDED DECEMBER 31, 2000
December 31, 2000                                  $17.17            Realized        $(3.994)
June 30, 2000                                       23.89            Unrealized       (2.479)++
June 22, 2000***                                    23.70

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolesence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

-----------

* Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share.

***  Commencement of operations.

+ The Goldman Sachs Technology Index, the Lipper Sector Equity Funds Average, and the S&P500 are unmanaged benchmarks that assume investment of dividends. The Goldman Sachs Technology Index is a broad-based index of publicly owned UStechnology stocks, designed to measure the performance of the technology sector. The Lipper Sector Equity Funds Average is an average of closed-end funds with various investment objectives. The Lipper Sector Equity Funds Average excludes the effect of sales charges. The Goldman Sachs Technology Index and the S&P500 exclude the effect of fees and/or sales charges. The monthly performances of the Lipper Sector Equity Funds Average are used in the Performance Overview. Investors cannot invest directly in an index or an average.

++ Represents the per share amount of net unrealized depreciation of portfolio securities as of Decmber 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000


                                                                                                              PERCENT OF
                                                               ISSUES         COST                VALUE       NET ASSETS
                                                               ------     ------------         ------------   ----------
COMMON STOCKS:
   Communications Infrastructure ........................        4        $ 16,364,286         $ 15,413,519       2.9
   Computer and Business Services .......................        1          13,545,637           14,296,750       2.7
   Computer Hardware/Peripherals ........................        1           5,038,553            1,993,875       0.4
   Computer Software ....................................       10         145,054,944          126,796,344      23.6
   Electronics Capital Equipment ........................        6          55,330,133           38,680,810       7.2
   Information Services .................................        3          36,705,314           30,187,950       5.6
   Internet/Online ......................................        3          14,801,710           11,047,386       2.1
   Media ................................................        6          56,027,687           56,925,553      10.6
   Semiconductors .......................................        8          75,488,681           52,377,157       9.7
   Miscellaneous ........................................        2          28,272,238           23,887,672       4.4
                                                               ---        ------------         ------------     -----
Total Common Stocks .....................................       44         446,629,183          371,607,016      69.2
                                                               ---        ------------         ------------     -----

CONVERTIBLE PREFERRED STOCKS:
   Communications Infrastructure ........................        5          33,606,567           33,596,086       6.2
   Computer and Business Services .......................        6          26,787,539           26,363,664       4.9
   Internet/Online ......................................        6          32,049,297           30,006,560       5.6
   Semiconductors .......................................        1             330,883              330,883       0.1
   Wireless Telephony ...................................        3          18,703,018           18,703,018       3.5
   Miscellaneous ........................................        3           6,639,801            6,606,046       1.2
                                                               ---        ------------         ------------     -----
Total Convertible Preferred Stocks ......................       24         118,117,105          115,606,257      21.5
                                                               ---        ------------         ------------     -----

LIMITED PARTNERSHIP:
   Miscellaneous ........................................        1           2,279,839            2,304,180       0.5
                                                               ---        ------------         ------------     -----

CONVERTIBLE PROMISSORY NOTE:
   Internet/Online ......................................        1           1,353,662            1,353,662       0.2
                                                               ---        ------------         ------------     -----

SHORT-TERM HOLDING AND
   OTHER ASSETS LESS LIABILITIES ........................        1          45,871,881           45,871,881       8.6
                                                               ---        ------------         ------------     -----
NET ASSETS ..............................................       71        $614,251,670         $536,742,996     100.0
                                                               ===        ============         ============     =====

LARGEST INDUSTRIES*
DECEMBER 31, 2000

[Representation of Bar Graph in printed piece.]

COMPUTER SOFTWARE                 $126,796,344
MEDIA                             $ 56,925,553
SEMI-COJDUCTORS                   $ 52,708,040
COMMUNICATIONS INFRASTRUCTURE     $ 49,009,605
INTEREST/ONLINE                   $ 42,407,608


------------
* Excluding short-term holdings.

PORTFOLIO OVERVIEW

ALLOCATION OF INVESTMENTS
DECEMBER 31, 2000

[Representation of Pie Chart in printed piece.]

Venture Capital                     22.6%
Net Cash and Short-Term Holdings     8.6%
Publicly Traded Companies           68.8%



LARGEST PORTFOLIO HOLDINGS*
DECEMBER 31, 2000

SECURITY                                       VALUE
-----------                                 -----------
Rational Software .......................   $23,981,812
Nasdaq-100 Shares .......................    21,797,225
Peregrine Systems .......................    19,434,800
CSG Systems International ...............    19,278,553
Time Warner .............................    16,635,828
INTUIT ..................................    15,277,803
Vignette ................................    14,897,203
Macromedia ..............................    14,797,159
Amdocs ..................................    14,296,750
Novellus Systems ........................    14,072,256
------------------
* Excluding short-term holdings.

LARGEST PORTFOLIO CHANGES
FOR THE PERIOD FROM JUNE 22, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000


10 LARGEST PURCHASES
--------------------
Nasdaq-100 Shares*
Rational Software*
CSG Systems International*
Peregrine Systems*
Vignette*
Time Warner*
Macromedia*
Vitria Technology*
SCISystems*
Lattice Semiconductor*


10 LARGEST SALES
----------------
Concord EFS**
Synopsys**
SCI Systems
Sawtek**
Avocent

Electronics for Imaging**
Vishay Intertechnology**
Copper Mountain Networks**
Cypress Semiconductor**
Adelphia Communications**

Largest portfolio changes are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------------
  * Position added during the period. ** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                      SHARES         VALUE
                                    -----------   -----------
COMMON STOCKS  69.2%
COMMUNICATIONS
  INFRASTRUCTURE   2.9%

AVOCENT*

   Worldwide provider of
   connectivity solutions for data
   centers, service providers, and
   financial institutions              64,100      $ 1,736,709
IASIAWORKS*
   Provider of Internet solutions
   for customers who want to
   extend their presence across
   multiple markets in the
   Asia-Pacific region                692,700        3,182,091
POWERWAVE TECHNOLOGIES*
   Provider of ultra-linear radio
   frequency power amplifiers for
   the wireless communications
   industry                            54,500        3,181,438
PROXIM*

   Provider of wireless local area
   networking products                170,200        7,313,281
                                                 -------------
                                                    15,413,519

                                                 -------------
COMPUTER AND BUSINESS
  SERVICES   2.7%
AMDOCS*
   Provider of billing systems
   and services for the
   communications industry            215,800       14,296,750
                                                 -------------
COMPUTER HARDWARE/
  PERIPHERALS   0.4%
WESTERN DIGITAL*
   Manufacturer of magnetic disk
   drives used in desktop personal
   computers                          818,000        1,993,875
                                                 -------------
COMPUTER SOFTWARE   23.6%
BUSINESS OBJECTS (ADRs)* (France)
   Developer of integrated
   enterprise decision support
   software                            65,000        3,682,656
INTUIT*

   Provider of financial

   software products                  387,700       15,277,803
MACROMEDIA*
   Developer of software for
   web page creation                  243,700       14,797,159
PARAMETRIC TECHNOLOGY*
   Developer of mechanical

   design software                    930,000       12,525,938
PEREGRINE SYSTEMS*
   Developer and marketer of
   inventory analysis software        985,600       19,434,800
RATIONAL SOFTWARE*
   Provider of applications devel-
  opment and test software            616,400       23,981,812
SYMANTEC*
   Developer, marketer, and
   supporter of anti-virus
   software                           196,950        6,554,742
VIGNETTE*
   Provider of Internet software      820,500       14,897,203
VITRIA TECHNOLOGY*
   Developer of a software
   platform for real-time
   eBusiness                          503,800        3,888,706
WIND RIVER SYSTEMS*
   Provider of consulting services
   for software operating systems     344,800       11,755,525
                                                 -------------
                                                   126,796,344

                                                 -------------
ELECTRONICS CAPITAL EQUIPMENT   7.2%
AMKOR TECHNOLOGY*
   Provider of semiconductor

   packaging and test services        437,200        6,790,263
CREDENCE SYSTEMS*
   Manufacturer of automated

   semiconductor test equipment       126,500        2,937,172
ENTEGRIS*
   International provider of
   materials management products
   and services to the
   micro-electronics industry         356,400        2,717,550
NOVELLUS SYSTEMS*
   Manufacturer of semiconductor

   processing equipment               392,600       14,072,256
ORBOTECH* (Israel)
   Manufacturer of automated
   optical inspection systems for
   circuit boards and flat panel
   displays                           149,400        5,569,819
SCI SYSTEMS*
   Provider of contract

   manufacturing services             250,000        6,593,750
                                                 -------------
                                                    38,680,810

                                                 -------------
INFORMATION SERVICES   5.6%
ACTIVCARD (ADRs)* (France)
   Provider of digital identity
   security products to insure the
   safety of Internet transactions    221,100        2,908,847

---------------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                      SHARES         VALUE
                                    -----------   -----------
INFORMATION SERVICES (continued)
CSG Systems International*
   Provider of billing systems and
   services for the cable
   television industry                412,100    $  19,278,553
GARTNER GROUP (CLASS A)*
   Provider of information
   technology consulting and
   training services                1,159,500        8,000,550
                                                 -------------
                                                    30,187,950

                                                 -------------
INTERNET/ONLINE   2.1%
AMERICA ONLINE*
   Diversified media and

   entertainment company               15,600          542,880
DOCENT*

   Provider of business-to-business
   Internet applications               64,300          558,606
SELECTICA*
   Provider of an Internet Selling System (ISS) solution which enables complex products and services to be sold across

   multiple sales channels            411,200        9,945,900
                                                 -------------
                                                    11,047,386

                                                 -------------
MEDIA   10.6%
Charter Communications
   (CLASS A)*
   Owner and operator of cable
   television systems                 463,900       10,539,228
CNET Networks*
   Producer of a branded Internet
   network, a computer product
   database, and television and
   radio programming                  611,700        9,787,200
COMCAST  (CLASS A)*
   Developer, manager, and
   operator of hybrid
   fiber-coaxial broadband cable
   communications networks            297,000       12,390,469
LIBERTY DIGITAL (CLASS A)*
   Diversified   media  company  with   investments  in  Internet   content  and
   interactive television businesses, as well as music services delivered via cable, satellite, the Internet,

   and other platforms                500,000        2,515,625
SEACHANGE INTERNATIONAL*
   Developer of

   communications software            250,900        5,057,203
TIME WARNER
   Diversified media and

   entertainment company              318,450       16,635,828
                                                 -------------
                                                    56,925,553

                                                 -------------
SEMICONDUCTORS   9.7%
ANALOG DEVICES*
   Manufacturer of analog
   semiconductors and digital
   signal processors                   51,400        2,631,038
ATMEL*

   Manufacturer of FLASH and
   other memory circuits
   and microcontrollers               618,900        7,214,053
DALLAS SEMICONDUCTOR*
   Manufacturer of mixed-signal
   semiconductors                     380,700        9,755,438
DSP GROUP*
   Developer of chipsets used
   in wireless communication
   handsets                           303,900        6,391,397
INTEGRATED DEVICE TECHNOLOGY*
   Provider of memory and
   logic circuits                     170,500        5,621,172
LATTICE SEMICONDUCTOR*
   Designer of

   programmable logic devices         522,500        9,584,609
MICROCHIP TECHNOLOGY*
   Manufacturer of
   field-programmable
   microcontrollers                   438,800        9,639,888
NATIONAL SEMICONDUCTOR*
   Manufacturer of analog
   and mixed-signal

   integrated circuits                 76,500        1,539,562
                                                 -------------
                                                    52,377,157

                                                 -------------
MISCELLANEOUS   4.4%
GMP COMPANIES#
   Provider of pharmaceuticals,
   diagnostic products, and
   medical devices                     73,349        2,090,447
NASDAQ-100 SHARES*
   Index-tracking stock               373,400       21,797,225
                                                 -------------
                                                    23,887,672

                                                 -------------
TOTAL COMMON STOCKS
   (Cost $446,629,183)                             371,607,016
                                                 -------------
---------------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                      SHARES         VALUE
                                    -----------   -----------
CONVERTIBLE PREFERRED
   STOCKS#  21.5%
COMMUNICATIONS

  INFRASTRUCTURE   6.2%
CALIENT NETWORKS (SERIES D)
   Developer of all-photonic
   switching systems
   and software                       998,008      $ 7,210,608
CHORUM TECHNOLOGIES (SERIES E)
   Provider of optical components
   for data networks                  246,601        4,251,401
METRO-OPTIX (SERIES B)
   Provider of optical

   networking products                723,328        7,160,947
NETIGY (SERIES C)
   Provider of Internet

   infrastructure solutions         1,145,130       11,341,826
WAVESPLITTER TECHNOLOGIES
   (SERIES F)
   Provider of networking

   products                           425,269        3,631,304
                                                 -------------
                                                    33,596,086

                                                 -------------
COMPUTER AND BUSINESS
   SERVICES    4.9%
ADEXA (SERIES C)
   Provider of software products
   that enable collaborative
   commerce                           562,080        7,307,040
ALLEGIS (SERIES E)
   Provider of Internet
   consulting services for
   e-businesses                       652,362        8,011,005
ENTERWORKS (SERIES B)
   Provider of foundation

   solutions for e-businesses         510,204        1,000,000
INDEX STOCK IMAGERY (SERIES G)
   Provider of online

   photography                        316,844**        595,667
INDEX STOCK IMAGERY (SERIES H)         63,826          239,347
MARKETSOFT (SERIES D)(o)
   Developer of e-marketing
   software for lead-flow
   optimization                     1,887,419        9,210,605
                                                 -------------
                                                    26,363,664

                                                 -------------
INTERNET/ONLINE   5.6%
ACHIEVA.COM (SERIES D)
   Website that provides

   college preparatory services     1,987,852        2,027,609
ALLADVANTAGE.com (SERIES A)
   Provider of Internet

   monitoring                         466,508+         281,433
CREATIVE PLANET (SERIES D)
   Provider of business-to-business
   production  management
   technology and Internet
   resources for the film, TV,
   commercial, and music
   video industries                 6,546,708        4,910,031
JUNIPER FINANCIAL (SERIES B)
   Provider of Internet

   banking solutions                2,514,941        7,268,179
PURE MARKETS (SERIES C)(o)
   Website that provides buyers and sellers an online marketplace and a set of marketplace tools, allowing users to conduct equipment finance transactions more

   effectively and efficiently      1,564,953        8,256,692
VIVIDENCE (SERIES D)
   Provider of customer
   experience management
   products and services              493,619        7,262,616
                                                 -------------
                                                    30,006,560

                                                 -------------
SEMICONDUCTORS   0.1%
SILICON WAVE (SERIES D)
   Provider of telecommunications

   equipment                           29,438          330,883
                                                 -------------
WIRELESS TELEPHONy   3.5%
FUSIONONE (SERIES D)
   Developer of next-generation
   Internet synchronization

   technology                       2,006,247       10,893,921
W-TRADE TECHNOLOGIES (SERIES A)(o)
   Provider of wireless
   application products
   and software                     1,857,871        6,809,097
XDRIVE TECHNOLOGIES (SERIES D)
   Provider of infrastructure
   software and services that
   enable intelligent access
   and management of stored
   information                        202,429        1,000,000
                                                 -------------
                                                    18,703,018

                                                 -------------

---------------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                      SHARES         VALUE
                                    -----------   -----------
MISCELLANEOUS   1.2%
BIOMETRIC ACCESS (SERIES A)(o)
   Provider of fingerprint

   security products                   76,009+    $    972,915
BIOMETRIC ACCESS (SERIES A-2)(o)
   Provider of fingerprint

   security products                  257,544+       3,296,563
FAR BLUE (SERIES E)
   (United Kingdom)
   Invests in high-tech businesses
   in the United Kingdom            1,562,608        2,336,568
                                                  ------------
                                                     6,606,046

                                                  ------------
 TOTAL CONVERTIBLE
  PREFERRED STOCKS
   (Cost $118,117,105)                             115,606,257
                                                  ------------
                                    PRIN. AMT.
                                 OR PARTNERSHIP

                                    INTEREST

                               --------------------
LIMITED PARTNERSHIP# 0.5%
   (Cost $2,279,839)

MISCELLANEOUS   0.5%
ASIA INTERNET CAPITAL VENTURES
   Venture capital fund
   that focuses on the
   Internet in Asia                $2,276,102        2,304,180
                                                  ------------
CONVERTIBLE PROMISSORY
  NOTE(oo) 0.2%
   (Cost $1,353,662)
INTERNET/ONLINE   0.2%
Internet Appliance Network

   10% due 3/18/01                  1,353,662+       1,353,662
                                                  ------------
REPURCHASE
   AGREEMENT 10.1%
   (Cost $54,000,000)
   State Street Bank & Trust,
   5.75%, dated 12/29/00,
   maturing 1/2/01
   collateralized by:
   $34,885,000 US Treasury
   Bonds 12.75%,
   11/15/10, with a
   fair market value of
   $46,353,444; and $8,250,000
   US Treasury Bonds 9.125%,
   5/15/09, with a fair market
   value of $9,270,938            $54,000,000     $ 54,000,000
                                                  ------------
TOTAL INVESTMENTS   101.5%
   (Cost $622,379,789)                             544,871,115
OTHER ASSETS
  LESS LIABILITIES   (1.5)%                         (8,128,119)
                                                  ------------

NET ASSETS   100.0%                               $536,742,996
                                                  ============
-------------
* Non-income producing security. # Restricted and non-income producing security.

o    Affiliated   issuer  (Fund's  holding   representing  5%  or  more  of  the
     outstanding voting securities).

+    Warrants attached.
**   Options attached.
oo   Restricted security.
Descriptions of companies have not been audited by Deloitte and Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
Common stocks (cost $446,629,183) ....................    $371,607,016
Convertible preferred stocks* (cost $118,117,105) ....     115,606,257
Limited partnership (cost $2,279,839) ................       2,304,180
Convertible promissory note (cost $1,353,662) ........       1,353,662
Short-term holding (cost $54,000,000) ................      54,000,000    $544,871,115
                                                         -------------
Cash ................................................................          265,829
Receivable for securities sold ......................................       18,312,815
Receivable from associated company ..................................          156,035
Receivable for interest .............................................           48,436
Other ...............................................................            7,660
                                                                          ------------
TOTAL ASSETS ........................................................      563,661,890
                                                                          ------------
LIABILITIES:
Payable for securities purchased ....................................       25,321,236
Management fee payable ..............................................          703,418
Accrued expenses and other ..........................................          894,240
                                                                          ------------
TOTAL LIABILITIES ...................................................       26,918,894
                                                                          ------------
NET ASSETS ..........................................................     $536,742,996
                                                                          ============
COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
  31,268,168 shares outstanding): ...................................     $    312,682
Additional paid-in capital ..........................................      738,812,676
Accumulated net investment loss .....................................           (4,922)
Accumulated net realized loss .......................................     (124,868,766)
Net unrealized depreciation of investments ..........................      (77,508,674)
                                                                          ------------
NET ASSETS ..........................................................     $536,742,996
                                                                          ============

NET ASSET VALUE PER SHARE ...........................................           $17.17
                                                                                ======

------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $28,550,079 and a value of $28,545,872.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JUNE 22, 2000 (COMMENCEMENT OF OPERATIONS), TO DECEMBER 31, 2000


INVESTMENT INCOME:
Interest ................................................       $6,917,557
Dividends ...............................................           55,919
                                                             -------------
TOTAL INVESTMENT INCOME ........................................................       $6,973,476

EXPENSES:
Management fee ..............................................    5,304,870
Stockholder servicing fees ..................................    1,796,918
Stockholder account services ................................      576,986
Stockholder reports and communications ......................      140,813
Organization expenses .......................................      102,500
Auditing and legal fees .....................................       61,592
Directors' fees and expenses ................................       22,784
Custody and related services ................................          689
Miscellaneous ...............................................        7,412
                                                             -------------
TOTAL EXPENSES .................................................................        8,014,564
                                                                                    -------------
NET INVESTMENT LOSS ............................................................       (1,041,088)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ............................     (124,856,439)
Net unrealized depreciation of investments ..................      (77,508,674)
                                                                  -------------
NET LOSS ON INVESTMENTS ........................................................     (202,365,113)
                                                                                    -------------
DECREASE IN NET ASSETS FROM OPERATIONS .........................................    $(203,406,201)
                                                                                    =============

-------------
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM JUNE 22, 2000 (COMMENCEMENT OF OPERATIONS), TO DECEMBER 31, 2000



OPERATIONS:
Net investment loss .................................................................  $(1,041,088)
Net realized loss on investments .................................................... (124,856,439)
Net unrealized depreciation of investments ..........................................  (77,508,674)
                                                                                      -------------
DECREASE IN NET ASSETS FROM OPERATIONS .............................................. (203,406,201)
                                                                                      -------------
                                                                           SHARES

                                                                       -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from issuance of Common Stock ........................       31,495,855   744,756,891
Shares repurchased ................................................         (231,907)   (4,707,708)
                                                                       -------------  ------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ............       31,263,948   740,049,183
                                                                       =============  ------------
INCREASE IN NET ASSETS ............................................                    536,642,982
NET ASSETS:
Beginning of period ...............................................                        100,014
                                                                                     -------------
END OF PERIOD (including accumulated net investment loss of $4,922)                   $536,742,996
                                                                                     =============

---------------
See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JUNE 22, 2000 (COMMENCEMENT OF OPERATIONS), TO DECEMBER 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Decrease in net assets from operations ....................  $  (203,406,201)
  Adjustments to reconcile decrease in net assets from
    operations to net cash used in operating activities:
      Cost of purchases of investment securities ............   (1,083,935,681)
      Proceeds from  disposition of investment securities ...      390,687,126
      Purchase of short-term investment securities, net .....      (54,000,000)
      Increase in dividends and interest receivable .........          (48,436)
      Increase in  receivable for securities sold............      (18,312,815)
      Increase in other assets ..............................         (163,695)
      Increase in payable for  securities  purchased ........       25,321,236
      Increase in accrued expenses and other ................        1,597,658
      Net unrealized depreciation of investments ............       77,508,674
      Net realized loss on investments ......................      124,868,766
                                                                 -------------
   NET CASH USED IN OPERATING ACTIVITIES ....................     (739,883,368)
                                                                 -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold .................................      744,756,891
  Payment for shares repurchased ............................       (4,707,708)
                                                                 -------------
   NET CASH PROVIDED BY FINANCING ACTIVITIES ................      740,049,183
                                                                 -------------

   NET INCREASE IN CASH .....................................          165,815

Cash balance at beginning of period .........................          100,014
                                                                 -------------
CASH BALANCE AT END OF PERIOD ...............................    $     265,829
                                                                 =============
--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION -- Seligman New Technologies Fund II, Inc. (the "Fund") was incorporated in Maryland on March 10, 2000 and is registered under the
Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund had no operations prior to June 22, 2000 (commencement of operations) other than those relating to organizational matters and the sale to Seligman Advisors, Inc. of 4,220 shares of Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

          The Fund may invest in equity securities of privatelyowned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments are valued at fair value, which is cost unless J. & W. Seligman &Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund invests undertakes an initial public offering. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

          At December 31, 2000, market quotations were not readily available for securities valued at $121,354,546 (22.6% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATION AND OFFERING EXPENSES -- Costs of $102,500 incurred to establish the Fund have been expensed as organization expenses. Costs relating to the public offering of the Fund's Common shares of $1,694,872 were charged to capital at the time of issuance of the shares.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the period June 22, 2000, to December 31, 2000, amounted to $1,083,935,681 and $390,687,126, respectively.
The cost of investments for federal income tax purposes was $630,195,493, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $6,921,318 and $92,245,696, respectively.

4. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the period ended December 31, 2000, the Fund completed its first repurchase offer which commenced in September and was completed in October. Thereafter, quarterly repurchase offers will commence each December, March, June and September, and each such repurchase offer will be completed in the following month, ordinarily on the second Friday of that month.

On October 13, 2000, the Fund repurchased 0.74% of its shares for proceeds of $4,707,708. In addition, on January 12, 2001, the Fund repurchased 1.19% of its shares for proceeds of $6,809,396.

5. MANAGEMENT FEE, INCENTIVE FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Manager has undertaken through December 31, 2001, to waive a portion of its management fee or to reimburse a portion of the Fund's expenses to the extent that the Fund's total expenses (excluding the incentive fee, interest expense on any borrowings, and any extraordinary expenses) in any calendar year would otherwise exceed an annual rate of 2.50% of its average daily net assets for such year.

     In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

     The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund's: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

     The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability is reduced (but not below zero) on any day by 15% of the net decrease in the Fund's net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net unrealized appreciation, and net investment income.

     The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

     At December 31, 2000, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager.

Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the period from the initial trade date for Fund shares (June 19, 2000) to December 31, 2000, such fees aggregated $1,796,918, or 0.50% per annum of the Fund's average daily net assets for this period.

NOTES TO FINANCIAL STATEMENTS

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $576,986 for stockholder account services.

Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in organization expenses and directors' fees, and the accumulated balance thereof of $4,922 at December 31, 2000, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $86,066,909, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. RESTRICTED SECURITIES -- At December 31, 2000, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2000, are as follows:

INVESTMENTS                     ACQUISITION DATE       COST           VALUE
----------------                ----------------   -----------    ------------
Convertible Preferred Stocks:
Achieva.com (Series D)               10/19/00      $ 4,055,218    $  2,027,609
Adexa (Series C)                      8/24/00        7,138,416       7,307,040
AllAdvantage.com (Series A)           10/6/00          281,433         281,433
Allegis (Series E)                    8/31/00        8,011,006       8,011,005
Biometric Access (Series A)           10/4/00          972,915         972,915
Biometric Access (Series A-2)         10/4/00        3,296,563       3,296,563
Calient Networks (Series D)          12/11/00        7,210,608       7,210,608
Chorum Technologies (Series E)         9/8/00        4,251,401       4,251,401
Creative Planet (Series D)            7/10/00        4,915,940       4,910,031
Enterworks (Series B)                10/30/00        1,000,000       1,000,000
Far Blue (Series E)                   7/26/00        2,370,321       2,336,568
fusionOne (Series D)                 10/11/00       10,893,921      10,893,921
Index Stock Imagery (Series G)       12/19/00        1,188,166         595,667
Index Stock Imagery (Series H)       12/19/00          239,348         239,347
Juniper Financial (Series B)          8/30/00        7,273,192       7,268,179
MarketSoft (Series D)                12/13/00        9,210,605       9,210,605
Metro-Optix (Series B)                6/23/00        7,160,947       7,160,947
Netigy (Series C)                      8/4/00       11,348,953      11,341,826
Pure Markets (Series C)              10/13/00        8,260,899       8,256,692
Silicon Wave (Series D)               8/18/00          330,883         330,883
Vividence (Series D)                  9/12/00        7,262,616       7,262,616
WaveSplitter Technologies (Series F)  9/22/00        3,634,658       3,631,304
w-Trade Technologies (Series A)       7/20/00        6,809,097       6,809,097
Xdrive Technologies (Series D)       11/17/00          999,999       1,000,000
                                                 -------------     -----------
                                                   118,117,105     115,606,257
                                                 -------------     -----------

NOTES TO FINANCIAL STATEMENTS


INVESTMENTS (CONTINUED)                     ACQUISITION DATE              COST                       VALUE
-------------------------                 ---------------------    ------------------         ------------------
Common Stock:
  GMP Companies                                  8/17/00             $  2,090,447                 $  2,090,447
                                                                     ------------                 ------------

Limited Partnership:
  Asia Internet Capital Ventures                 8/15/00                2,279,839                    2,304,180
                                                                     ------------                 ------------

Convertible Promissory Note:
  Internet Appliance Network 10% due 3/18/2001   11/1/00                1,353,662                    1,353,662
                                                                     ------------                 ------------
Total                                                                $123,841,053                 $121,354,546
                                                                     ============                 ============

8. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of the issuers during the period ended December 31, 2000, is as follows:

                          DIVIDEND
                           INCOME/

                         PURCHASES AND            REALIZED         ENDING
AFFILIATE               ENDING SHARES              GAIN            VALUE
---------               -------------         --------------   -------------
Biometric Access          333,553                    --         $ 4,269,478
MarketSoft              1,887,419                    --           9,210,605
Pure Markets            1,564,953                    --           8,256,692
w-Trade Technologies    1,857,871                    --           6,809,097
                                                               ------------
Total                                                           $28,545,872
                                                               ============

FINANCIAL HIGHLIGHTS

The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the period shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distribution. Total return does not reflect any sales charges and is not annualized.

                                                            6/22/00*
                                                                              TO

                                                            12/31/00
                                                          -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .............            $23.70
                                                          ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ..............................             (0.03)
Net realized and unrealized loss on investments ..             (6.44)
                                                          ----------
TOTAL FROM INVESTMENT OPERATIONS .................             (6.47)
Offering costs ...................................             (0.06)
                                                          ----------
NET DECREASE IN NET ASSET VALUE ..................             (6.53)
                                                          ----------
NET ASSET VALUE, END OF PERIOD ...................            $17.17
                                                          ==========

TOTAL RETURN:                                                 (27.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........          $536,743
Ratio of expenses to average net assets ..........              2.25%+
Ratio of net investment loss to average net assets             (0.28)%+
Portfolio turnover rate ..........................             90.14%

----------------
* Commencement of operations.

+ In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund's commencement of operations.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND II, INC.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc., including the portfolio of investments, as of December 31, 2000, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period June 22, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of December 31, 2000, by corres-pondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of December 31, 2000, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the period June 22, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 9, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company

DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

----------------
Member: 1 Executive Committee
        2 Audit Committee

        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

STORM BOSWICK
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT   OBJECTIVE  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENYUE, NEW YORK, NY 10017

                                www.seligman.com

This report is intended only for the information of stockholders or those who have received the offering prospectus covering shares of Common Stock of Seligman New Technologies Fund II, Inc., which contains information about the sales charges, management fees, and other costs.

                            [RECYCLE LOGO]           Printed on Recycled Paper

CENTII-2  12/00